UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 19, 2025
HERITAGE DISTILLING HOLDING COMPANY INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 18, 2025 and October 17, 2025, on April 14, 2025, Heritage Distilling Holding Company, Inc. (the “Company”) received a notice from the Nasdaq Stock Market LLC (“Nasdaq”), indicating that the Company’s common stock, par value $0.0001 per share (the “Common Stock”), did not meet the minimum bid price required set forth in Nasdaq Listing Rule 5550(a)(2), as the closing bid price for the Common Stock was below $1.00 per share for 30 consecutive business days.
On November 19, 2025, the Company received a letter from Nasdaq stating that, as the closing bid price of the Common Stock has been at $1.00 per share or greater for the ten consecutive business days from November 5, 2025 to November 18, 2025, the Staff has determined that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) and has closed the matter.
Item 7.01 Regulation FD Disclosure.
On November 20, 2025, the Company issued a press release announcing that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2).
A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.
The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2025	HERITAGE DISTILLING HOLDING COMPANY INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
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